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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): October 29, 2001


                                UAL CORPORATION
            (Exact name of registrant as specified in its charter)



         Delaware                         1-6033                36-2675207
(State or other jurisdiction of        (Commission           (I.R.S. Employer
        incorporation)                 File Number)         Identification No.)






                             1200 Algonquin Road,
                      Elk Grove Township, Illinois 60007
                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (847) 700-4000

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ITEM 5.           OTHER EVENTS.

     James E. Goodwin resigned as the Chairman of the Board of Directors of UAL Corporation, as the Chief Executive Officer of UAL Corporation, as a Director of UAL Corporation and from all other positions with UAL Corporation and any of its subsidiaries or affiliates effective October 28, 2001.

     John W. Creighton, Jr. was appointed as the Chairman of the Board of Directors and as the Chief Executive Officer of UAL Corporation effective October 28, 2001.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS



Exhibit No.     Description

99.1            Press Release dated October 28, 2001.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      UAL CORPORATION



                                      By:     /s/ Francesca M. Maher
                                           ---------------------------------
                                           Name:  Francesca M. Maher
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary





Dated:  October 29, 2001


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                                EXHIBIT INDEX

Exhibit No.     Description
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99.1            Press Release dated October 28, 2001.